DELAWARE(SM)
INVESTMENTS
--------------------
Phildelphia o London


Delaware
U.S. Government
Securities Fund

Class A o Class B o Class C

Institutional Class

Prospectus February 18, 2000

Current Income Fund

(current income artwork)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                               page 2
Delaware U.S. Government Securities Fund                        2
 .................................................................
How we manage the Fund                                     page 4
Investment strategy                                             4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
 .................................................................
Who manages the Fund                                       page 8
Investment manager and sub-adviser                              8
Portfolio manager                                               8
Fund administration (Who's who)                                 9
 .................................................................
About your account                                        page 10
Investing in the Fund                                          10
   Choosing a share class                                      10
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimums                                               17
Special services                                               17
Dividends, distributions and taxes                             20
 .................................................................
Certain management considerations                         page 20
 .................................................................
Financial highlights                                      page 21

Profile: Delaware U.S. Government Securities Fund

What are the Fund's goals?

   Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk.

Who should invest in the Fund

o  Investors with medium or long-term financial goals.

o  Investors looking for regular income from their investments.

o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

o Investors who are looking for an income investment that may provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Fund

o  Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors seeking long-term growth of capital.


What are the Fund's main investment strategies? We invest in U.S. Treasury securities including bills, notes and bonds as well as other debt securities that are:

o  issued by the U.S. government;

o  unconditionally guaranteed by the U.S. government; or

o  backed by the full faith and credit of the U.S. government.

We may invest a significant portion of our portfolio in debt obligations guaranteed by government agencies or instrumentalities, such as the Government National Mortgage Association also known as GNMA. When we buy or sell individual securities, we consider the security's yield, risk profile and average maturity as well as its expected total return. We also consider how buying or selling that security would affect the overall positioning of the portfolio. For example, we may buy or sell Treasury securities to restructure the portfolio's overall maturity or buy or sell GNMA securities to alter the portfolio's income potential.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. When interest rates rise, bond prices and the value of the Fund's investments will generally fall. When interest rates fall, some of the Fund's investments may be prepaid and the Fund would have to reinvest at lower rates. For a more complete discussion of risk, please turn to page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware U.S. Government Securities Fund performed?


1999     -2.81%
1998      8.01%
1997      9.17%
1996      2.19%
1995     19.92%
1994     -5.54%
1993     11.27%
1992      6.57%
1991     17.83%
1990     10.74%



This bar chart and table can help you evaluate the potential risks of investing in Delaware U.S. Government Securities Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of all share classes for the one-, five-, ten-year and lifetime periods, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps. The returns would be lower without the caps.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.68% for the quarter ended June 30, 1995 and its lowest quarterly return was -4.55% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown on page 3 do include the sales charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average annual returns for periods ending 12/31/99
                                                                                                                    Lehman Brothers
CLASS                                           A                   B                     C         Institutional     Government/
                                                       (if redeemed)*        (if redeemed)*                 Class     Corporate
                              (Inception 11/2/87)  (Inception 6/7/94)   (Inception 1/10/95)    (Inception 6/7/94)     Bond Index
1 year                                     -7.42%              -7.33%                -4.57%                -2.84%        0.39%
5 years                                     6.00%               5.98%                   N/A                 7.04%        7.10%
10 years or Lifetime**                      7.39%               5.08%                 6.38%                 5.96%        7.26%

The table above shows the Fund's average annual returns compared to the performance of the Lehman Brothers Government/Corporate Bond Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

 * If shares were not redeemed, the returns for Class B would be -3.64%, 6.30% and 5.22% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -3.64% and 6.38% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Lehman Brothers Government/Corporate Bond Index returns are for 10 years. The Index return for Class B and Institutional Class for the one-year, five-year and lifetime periods was 0.39%, 7.10% and 6.68%, respectively. The Index return for Class C for the one-year and lifetime periods was 0.39% and 7.59%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?

                                           CLASS                                             A           B         C   Institutional
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly       Maximum sales charge (load) imposed
from your investments when you buy or         on purchases as a percentage of
sell shares of the Fund.                      offering price                             4.75%        none      none        none
                                           Maximum contingent deferred sales
                                              charge (load) as a percentage of
                                              original purchase price or redemption
                                              price, whichever is lower                   none(1)       4%(2)     1%(3)     none
                                           Maximum sales charge (load) imposed
                                              on reinvested dividends                     none        none      none        none
                                           Redemption fees                                none        none      none        none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are         Management fees(4)                            0.55%       0.55%     0.55%       0.55%
deducted from the Fund's assets.           Distribution and service (12b-1) fees         0.25%       1.00%     1.00%       0.21%(5)
                                           Other expenses                                0.29%       0.29%     0.29%       0.29%
                                           Total operating expenses                      1.09%       1.84%     1.84%       1.05%

                                          CLASS(7)             A           B             B           C             C  Institutional
                                                                             (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help           1 year            $581        $187          $587        $187          $287        $107
you compare the cost of investing          3 years           $805        $579          $879        $579          $579        $334
in the Fund to the cost of investing       5 years         $1,047        $995        $1,195        $995          $995        $579
in other mutual funds with similar         10 years        $1,741      $1,962        $1,962      $2,159        $2,159      $1,283
investment objectives. We show the
cumulative amount of Fund expenses
on a hypothetical investment of
$10,000 with an annual 5% return
over the time shown.(6) This is an
example only, and does not
represent future expenses, which
may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares within two years of purchase, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The manager has agreed to limit its management fee to 0.50% of average daily net assets from May 1, 1999 through April 30, 2001.
(5) The distributor has agreed to waive 12b-1 plan fees for the Institutional Class shares acquired on or after March 1, 1998. This figure will decrease as the portion of assets invested in Institutional Class Shares acquired on or after March 1, 1998 increases, provided the distributor's waiver continues. See the Statement of Additional Information for more details.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(7) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual securities and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how we pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Investment strategy

The Fund's investment objective is to provide its shareholders with a high level of current income consistent with prudent investment risk. The Fund invests primarily in:

o    U.S. Treasury bills, notes, bonds;

o Other obligations issued or unconditionally guaranteed by the U.S. government, or otherwise backed by the full faith and credit of the U.S. government; and

o Mortgage-backed securities issued or guaranteed by government agencies and instrumentalities, especially Government National Mortgage Association
     (GNMA) Certificates.

We may invest more or less of the Fund's assets in each of these types of securities, depending on our outlook for interest rates, inflation and economic activity.

The principal and interest payments on securities in the Fund's portfolio are generally guaranteed by the U.S. government or are otherwise backed by the full faith and credit of the U.S. government. However, the market value of these securities will fluctuate, particularly when interest rates change. In general, bonds with shorter maturities are less sensitive to interest rate changes than bonds with longer maturities, which generally offer higher yields. We will strive to manage the average maturity of the bonds held by the Fund in order to meet our investment objective without taking unnecessary interest rate risks.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


How to use
this glossary

The glossary includes
definitions of investment
terms used throughout the
Prospectus. If you would like
to know the meaning of an
investment term that is not
explained in the text please
check the glossary.

Glossary A-C  Amortized cost                                  Average maturity
              ---------------------------------------------------------------------------------------
              Amortized cost is a method used to value        An average of when the individual bonds
              a fixed-income security that starts with        and other debt securities held in a
              the face value of the security and then         portfolio will mature.
              adds or subtracts from that value
              depending on whether the purchase price
              was greater or less than the value of
              the security at maturity. The amount
              greater or less than the par value is
              divided equally over the time remaining
              until maturity.


The securities we
typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and may also provide capital appreciation.

------------------------------------------------------------------------------------------------------------
           Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------

                                                              Delaware U.S. Government Securities Fund
Direct U.S. Treasury obligations:                               We may invest without limit in U.S.
include Treasury bills, notes and bonds                         Treasury securities.
of varying maturities. U.S. Treasury
securities are backed by the "full faith
and credit" of the United States
government.

Government agency obligations: are                              We may invest without limit in the debt
securities issued or backed by U.S.                             securities of U.S. government agencies
government agencies or                                          or instrumentalities.
government-sponsored corporations such
as the Federal Housing Authority or the
Export-Import Bank. These securities may
or may not be backed by the full faith
and credit of the U.S. government.

Mortgage-backed securities: Fixed-income                        There is no limit on government-related
securities that represent pools of                              mortgage-backed securities we may hold.
mortgages, with investors receiving
principal and interest payments as the
underlying mortgage loans are paid back.
Many are issued and guaranteed against
default by the U.S. government or its
agencies or instrumentalities, such as
the Government National Mortgage
Association, the Federal Home Loan
Mortgage Corporation, or the Fannie Mae.
Others are issued by private financial
institutions, with some fully
collateralized by certificates issued or
guaranteed by the U.S. government or its
agencies or instrumentalities.

Treasury Inflation Indexed Securities                           We may invest without limit in Treasury
(TIPS): TIPS, introduced for the first                          Inflation Indexed Securities, but would
time in January 1997, are                                       generally use them when we believed
inflation-protected securities whose                            inflation was likely to rise in the
rates of return are proportional to the                         future or when they offered excellent
rise and fall of the Consumer Price                             value compared to other available
Index.                                                          securities.

Zero coupon bonds: Zero coupon                                  We may invest in zero coupon bonds
securities are debt obligations which do                        though we expect them to be a less
not entitle the holder to any periodic                          significant component of our strategy.
payments of interest prior to maturity                          When investing in STRIPs, the Fund only
or a specified date when the securities                         invests in STRIPs of U.S. Treasury
begin paying current interest.                                  securities.
Therefore, they are issued and traded at
a price lower than their face amounts or
par value. The market prices of these
bonds are generally more volatile than
the market prices of securities that pay
interest periodically and are likely to
react to changes in interest rates to a
greater degree than interest-paying
bonds having similar maturities and
credit quality. STRIPs are a type of
zero coupon bond in which the Fund may
invest. Brokerage firms, investment
bankers and the U.S. Treasury can create
strips by separating the principal and
interest of a regular bond. The interest
and principal components are then sold
separately as zero coupon bonds and
trade independently of each other under
the Separate Trading of Registered
Interest and Principal Securities
Program (STRIPs).
------------------------------------------------------------------------------------------------------------




Bond                             Bond ratings                              Capital                           Capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU,    Independent evaluations of                The amount of money you invest.   An increase in the
issued by a company,             creditworthiness, ranging from Aaa/AAA                                      value of an investment.
municipality or government       (highest quality) to D (lowest quality).
agency. In return for lending    Bonds rated Baa/BBB or better are
money to the issuer, a bond      considered investment grade. See also
buyer generally receives fixed   Nationally recognized statistical rating
periodic interest payments and   organization.
repayment of the loan amount
on a specified maturity date.
A bond's price changes prior
to maturity and typically is
inversely related to current
interest rates. Generally,
when interest rates rise, bond
prices fall, and when interest
rates fall, bond prices rise.


-----------------------------------------------------------------------------------------------------------
Securities                                                              How we use them
-----------------------------------------------------------------------------------------------------------

                                                             Delaware U.S. Government Securities Fund
Repurchase agreements: An                                Typically, we use repurchase agreements as a
agreement between a buyer,                               short-term investment for our cash position. We
such as the Fund, and seller                             may invest in repurchase agreements that are fully
of securities in which the                               collateralized by any securities that we are
seller agrees to buy the                                 permitted to invest in. In order to enter into
securities back within a                                 these repurchase agreements, the Fund must have
specified time at the same                               collateral of at least 102% of the repurchase
price the buyer paid for them,                           price.
plus an amount equal to an
agreed upon interest rate.                               The Fund will only enter into repurchase
Repurchase agreements are                                agreements in which the collateral is U.S.
often viewed as equivalent to                            government securities.
cash.

Illiquid securities:                                     We may invest up to 10% of total assets in
Securities that do not have a                            illiquid securities.
ready market, and cannot be
easily sold within seven days
at approximately the price
that a fund has valued them.
-----------------------------------------------------------------------------------------------------------


Please see the Statement of Additional Information for more information on the securities listed in the table above.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell U.S. government securities on a when-issued or delayed delivery basis; that is, the Fund may pay for securities before delivery or take delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover We intend to engage in short-term trading if we believe the transactions, after costs are deducted (including commission, if any) will improve the income or the capital appreciation potential of the Fund. Therefore, we anticipate that the Fund's annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.


C-D     Capital gains distributions     Commission                     Compounding                   Consumer Price Index (CPI)
        ----------------------------------------------------------------------------------------------------------------------------
        Payments to mutual fund         The fee an investor pays to a  Earnings on an investment's   Measurement of U.S. inflation;
        shareholders of profits         financial adviser for          previous earnings.            represents the price of a
        (realized gains) from the sale  investment advice and help in                                basket of commonly purchased
        of a fund's portfolio           buying or selling mutual                                     goods.
        securities. Usually paid once   funds, stocks, bonds or other
        a year; may be either           securities.
        short-term gains or long-term
        gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a medium- or long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------
                        Risks                                          How we strive to manage them
-----------------------------------------------------------------------------------------------------------------
                                                                 Delaware U.S. Government Securities Fund
Interest rate risk is the risk                                Interest rate risk is the most significant risk
that securities will decrease                                 for this Fund. In striving to manage this risk, we
in value if interest rates                                    monitor economic conditions and the interest rate
rise. The risk is generally                                   environment. We attempt to keep the average
greater for bonds with longer                                 maturity of the portfolio as short as we believe
maturities than for those with                                is prudent, in keeping with our objective to
shorter maturities.                                           provide high current income.

Market risk is the risk that                                  We focus on high quality individual bonds that we
all or a majority of the                                      believe can provide a steady stream of income.
securities in a certain
market--like the stock or bond                                We may hold a substantial part of the Fund's
market--will decline in value                                 assets in cash or cash equivalents as a temporary,
because of factors such as                                    defensive strategy.
economic conditions, future
expectations or investor
confidence.

Prepayment risk is the risk                                   Prepayment risk can be a significant risk to this
that the principal on a bond                                  Fund because we generally invest a large
that a fund owns will be                                      percentage of our holdings in mortgage securities
prepaid prior to maturity at a                                issued by the Government National Mortgage
time when interest rates are                                  Association. Homeowners or others who have
lower than what that bond was                                 mortgages are more likely to prepay them when
paying. A fund would then have                                interest rates are relatively low. In order to
to reinvest that money at a                                   manage this risk, when interest rates are low or
lower interest rate.                                          when we believe rates will be declining, we tend
                                                              to hold discount mortgages. Discount mortgages
                                                              have interest rates lower than the current rates,
                                                              so there is little incentive for homeowners to
                                                              prepay their principal.

Credit risk is the possibility                                By investing exclusively in U.S. Treasury
that a bond's issuer (or an                                   securities and other securities that are backed by
entity that insures the bond)                                 the U.S. government, its agencies or
will be unable to make timely                                 instrumentalities, we attempt to minimize the
payments of interest and                                      possibility that any of the securities in our
principal.                                                    portfolio will not pay interest or principal. U.S.
                                                              government securities are generally considered to
                                                              be of the highest quality.

Liquidity risk is the                                         U.S. Treasuries and other U.S. government debt
possibility that securities                                   securities are typically the most liquid
cannot be readily sold within                                 securities available. Therefore, liquidity risk is
seven days at approximately                                   not a significant risk for this Fund.
the price that a fund has
valued them.

Contingent deferred sales
charge (CDSC)                     Corporate bond     Cost basis                 Depreciation           Diversification
------------------------------------------------------------------------------------------------------------------------------------
Fee charged by some mutual        A debt security    The original purchase      A decline in an        The process of spreading
funds when shares are redeemed    issued by a        price of an investment,    investment's value.    investments among a number of
(sold back to the fund) within    corporation.       used in determining                               different securities, asset
a set number of years; an         See Bond.          capital gains and losses.                         classes or investment styles
alternative method for                                                                                 to reduce the risks of
investors to compensate a                                                                              investing.
financial adviser for advice
and service, rather than an
up-front commission.

Who manages the Fund

Investment
manager and
sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Voyageur Asset Management LLC is the Fund's sub-adviser. As sub-adviser, Voyageur is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee of 0.50% for the last fiscal year, which includes a reduction due to expense limitations.


Portfolio
manager

Randal W. Harrison, Vice President, Fixed Income Portfolio Manager for Voyageur Asset Management LLC, assumed day-to-day responsibility for making investment decisions for the Fund on August 16, 1999. He holds a BS from Miami University
(Ohio) and an MBA from the University of Iowa. Prior to joining Voyageur in 1993, Mr. Harrison was a securities analyst and trader for AEON USA Insurance Group. He is a CFA charterholder and has been in the investment industry since 1990.


D-I    Dividend distribution         Duration                      Expense ratio
       -------------------------------------------------------------------------------------------
       Payments to mutual fund       A measurement of a            A mutual fund's total
       shareholders of dividends     fixed-income investment's     operating expenses, expressed
       passed along from the fund's  price volatility. The larger  as a percentage of its total
       portfolio of securities.      the number, the greater the   net assets. Operating expenses
                                     likely price change for a     are the costs of running a
                                     given change in interest      mutual fund, including
                                     rates.                        management fees, offices,
                                                                   staff, equipment and expenses
                                                                   related to maintaining the
                                                                   fund's portfolio of securities
                                                                   and distributing its shares.
                                                                   They are paid from the fund's
                                                                   assets before any earnings are
                                                                   distributed to shareholders.



Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                               Board of Trustees

Investment manager                                                                                  Custodian
Delaware Management Company                                        The Fund                Norwest Bank Minnesota, N.A.
One Commerce Square                                                                       Sixth Street & Marquette Avenue
Philadelphia, PA 19103                                                                        Minneapolis, MN 55402

         Sub-adviser                            Distributor                           Service agent
Voyageur Asset Management LLC           Delaware Distributors, L.P.           Delaware Service Company, Inc.
90 South Seventh Street, Suite 4400          1818 Market Street                     1818 Market Street
    Minneapolis, MN 55402                  Philadelphia, PA 19103                 Philadelphia, PA 19103


   Portfolio manager                                              Financial advisers
(see page 8 for details)
                                                                     Shareholders



Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.



Financial adviser               Fixed-income securities    Government securities     Inflation                  Investment goal
------------------------------------------------------------------------------------------------------------------------------------
Financial professional (e.g.,   With fixed-income          Securities issued by U.S. The increase in the cost   The objective, such
broker, banker, accountant,     securities, the money you  government or its         of goods and services      as long-term
planner or insurance agent)     originally invest is paid  agencies. They include    over time. U.S. inflation  capital growth or
who analyzes clients' finances  back at a pre-specified    Treasuries as well as     is frequently measured by  high current
and prepares personalized       maturity date. These       agency-backed securities  changes in the Consumer    income, that a
programs to meet objectives.    securities, which include  such as Fannie Maes.      Price Index (CPI).         mutual fund pursues.
                                government, corporate or
                                municipal bonds, as well
                                as money market
                                securities, typically pay
                                a fixed rate of return
                                (often referred to as
                                interest). See Bond.


About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS
A

o Class A shares have a front-end sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge.



Class A sales charges
-------------------------------------------------------------------------------------------------------
                            Sales charge as %         Sales charge as %        Dealer's commission as %
  Amount of purchase        of offering price         of amount invested         of offering price
-------------------------------------------------------------------------------------------------------
Less than $100,000                4.75%                     4.99%                      4.00%

   $100,000 but
  under $250,000                  3.75%                     3.90%                      3.00%

   $250,000 but
  under $500,000                  2.50%                     2.56%                      2.00%

   $500,000 but
  under $1 million                2.00%                     2.04%                      1.60%
-------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year, and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

-------------------------------------------------------------------------------------------------------
                            Sales charge as %         Sales charge as %        Dealer's commission as %
  Amount of purchase        of offering price         of amount invested         of offering price
-------------------------------------------------------------------------------------------------------
$1 million up to $5 million      none                        none                     1.00%

Next $20 million
Up to $25 million                none                        none                     0.50%

Amount over $25 million          none                        none                     0.25%
-------------------------------------------------------------------------------------------------------



L-N           Lehman Brothers
              Government/Corporate Bond
              Index                              Management fee                   Market capitalization
---------------------------------------------------------------------------------------------------------------
              An index composed of 5400          The amount paid by a mutual      The value of a corporation
              publicly issued corporate and      fund to the investment adviser   determined by multiplying the
              U.S. government debt rated Baa     for management services,         current market price of a
              or better, with at least one       expressed as an annual           share of common stock by the
              year to maturity and at least      percentage of the fund's         number of shares held by
              $25 million par outstanding.       average daily net assets.        shareholders. A corporation
              The index is weighted by the                                        with one million shares
              market value of its bonds.                                          outstanding and the market
                                                                                  price per share of $10 has a
                                                                                  market capitalization of $10
                                                                                  million.


CLASS
B

o Class B shares have no front-end sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on theseshares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
C

o Class C shares have no front-end sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


                                                               Nationally recognized
                                                               statistical rating
Maturity                       NASD Regulation, Inc. (NASD)    organization (NRSRO)
--------------------------------------------------------------------------------------------
The length of time until a     A self-regulating               A company that assesses the
bond issuer must repay the     organization, consisting of     credit quality of bonds,
underlying loan principal to   brokerage firms (including      commercial paper, preferred
bondholders.                   distributors of mutual funds),  and common stocks and
                               that is responsible for         municipal short-term issues,
                               overseeing the actions of its   rating the probability that
                               members.                        the issuer of the debt will
                                                               meet the scheduled interest
                                                               payments and repay the
                                                               principal. Ratings are
                                                               published by such companies as
                                                               Moody's Investors Service,
                                                               Inc. (Moody's), Standard &
                                                               Poor's (S&P), Duff & Phelps,
                                                               Inc. (Duff), and Fitch IBCA,
                                                               Inc. (Fitch).



INSTITUTIONAL CLASS

o Institutional Class shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund.

o Institutional Class shares are not subject to a contingent deferred sales charge.

o Institutional Class shares are subject to an annual 12b-1 fee which may not be greater than 0.25%. The distributor has agreed to waive 12b-1 fees for Institutional Class shares acquired by shareholders on or after March 1, 1998.

o Institutional Class shares are available to the following group of investors:

      o     officers and trustees of the Fund

      o officers, trustees and full-time employees of the manager or sub-adviser, as well as officers, trustees and full-time employees of the parent companies and subsidiaries of the manager or sub-adviser

      o officers, trustees and full-time employees of investment advisers of other mutual funds that are subject to a sales charge and included in any other family of mutual funds that includes any Voyageur or Delaware Investments Fund as a member (other load funds), as well as officers, trustees and full-time employees of parents, subsidiaries and corporate affiliates of those investment advisers

      o spouses, lineal ancestors and descendants of the officers, directors/trustees and employees of all entities mentioned above, as well as lineal ancestors and descendants of their spouses w investment executives and other employees of banks and dealers that have selling agreements with Delaware Distributors, L.P., as well as their parents, spouses and children under the age of 21

      o trust companies and bank trust departments holding fund shares in a fiduciary, agency, advisory, custodial or similar capacity

      o any state as well as its political subdivisions or any instrumentality, department, authority or agency of any state or its political subdivisions

      o     partners and full-time employees of the Fund's counsel

      o managed account clients of the manager or sub-adviser, clients of investment advisers affiliated with the Fund's manager or sub-adviser as well as other registered investment advisers and their clients. (The Fund may be available through a broker-dealer that charges a transaction fee for purchases and sales.)

      o tax-qualified employee benefit plans for employees of the fund's manager or sub-adviser and their subsidiaries

      o employee benefit plans qualified under Section 401(a) and custodial accounts under Section 403(b)(7) (also known as tax-sheltered annuities) of the Internal Revenue Code of 1986, as amended. (This does not include Individual Retirement Accounts.)

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


N-S       Net asset value (NAV)          Principal                  Prospectus                   Redeem
          ----------------------------------------------------------------------------------------------------------------
          The daily dollar value of      Amount of money you        The official offering        To cash in your shares by
          one mutual fund share.         invest (also called        document that describes a    selling them back to the
          Equal to a fund's net          capital). Also refers to   mutual fund, containing      mutual fund.
          assets divided by the          a bond's original face     information required by
          number of shares               value, due to be repaid    the SEC, such as
          outstanding.                   at maturity.               investment objectives,
                                                                    policies, services and
                                                                    fees.


How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on Class A, B and C shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

---------------------------------------------------------------------------------------------------------------------
                                                                                       Share class
Program                        How it works                         A                 B           C
---------------------------------------------------------------------------------------------------------------------
Letter of Intent        Through a Letter of Intent you              X             Although the Letter of Intent
                        agree to invest a certain                                 and Rights of Accumulation do
                        amount in Delaware Investments                            not apply to the purchase of
                        Funds (except money market                                Class B and C shares, you can
                        funds with no sales charge)                               combine your purchase of Class
                        over a 13-month period to                                 A shares with your purchase of
                        qualify for reduced front-end                             Class B and C shares to
                        sales charges.                                            fulfill your Letter of Intent
                                                                                  or qualify for Rights of
                                                                                  Accumulation.

Rights of Accumulation  You can combine your holdings               X
                        or purchases of all funds in
                        the Delaware Investments
                        family (except money market
                        funds with no sales charge) as
                        well as the holdings and
                        purchases of your spouse and
                        children under 21 to qualify
                        for reduced front-end sales
                        charges.

Reinvestment of         Up to 12 months after you            For Class A, you    For Class B, your     Not available
redeemed shares         redeem shares, you can               will not have to    account will be
                        reinvest the proceeds with no        pay an additional   credited with the
                        additional sales charge.             front-end sales     contingent deferred
                                                             charge.             sales charge you
                                                                                 previously paid on
                                                                                 the amount you are
                                                                                 reinvesting. Your
                                                                                 schedule for
                                                                                 contingent deferred
                                                                                 sales charges and
                                                                                 conversion to Class
                                                                                 A will not start
                                                                                 over again; it will
                                                                                 pick up from the
                                                                                 point at which you
                                                                                 redeemed your
                                                                                 shares.

SIMPLE IRA, SEP IRA,    These investment plans may                  X            There is no reduction in sales
SARSEP, Prototype       qualify for reduced sales                                charges for Class B or Class C
Profit Sharing,         charges by combining the                                 shares for group purchases by
Pension, 401(k),        purchases of all members of                              retirement plans.
SIMPLE 401(k),          the group. Members of these
403(b)(7), and 457      groups may also qualify to
Retirement Plans        purchase shares without a
                        front-end sales charge and may
                        qualify for a waiver of any
                        contingent deferred sales
                        charges.
---------------------------------------------------------------------------------------------------------------------

                                             SEC (Securities and
Risk                    Sales charge         Exchange Commission)   Share classes        Signature guarantee
---------------------------------------------------------------------------------------------------------------------
Generally defined as    Charge on the          Federal agency       Different            Certification by a
variability of          purchase or            established by       classifications of   bank, brokerage firm
value; also credit      redemption of fund     Congress to          shares; mutual fund  or other financial
risk, inflation         shares sold through    administer the laws  share classes offer  institution that a
risk, currency and      financial advisers.    governing the        a variety of sales   customer's signature
interest rate risk.     May vary with the      securities industry, charge choices.      is valid; signature
Different               amount invested.       including mutual                          guarantees can be
investments involve     Typically used to      fund companies.                           provided by members
different types and     compensate advisers                                              of the STAMP
degrees of risk.        for advice and                                                   program.
                        service provided.


How to buy shares

[GRAPHIC OMITTED]
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED]
By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


                               Statement of Additional
S-V    Standard deviation      Information (SAI)         Stock                 Total return
       ----------------------------------------------------------------------------------------------
       A measure of an         The document serving      An investment that    An investment
       investment's            as "Part B" of a          represents a share    performance
       volatility; for         fund's prospectus         of ownership          measurement,
       mutual funds,           that provides more        (equity) in a         expressed as a
       measures how much a     detailed information      corporation. Stocks   percentage, based on
       fund's total return     about the fund's          are often referred    the combined
       has typically varied    organization,             to as "equities."     earnings from
       from its historical     investments,                                    dividends, capital
       average.                policies and risks.                             gains and change in
                                                                               price over a given
                                                                               period.

How to buy shares
      (continued)

Once you have completed an application, you can generally open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, Class A, B and C shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.



                                                                   Uniform Gift to Minors
                                                                   Act and Uniform
Treasury bills         Treasury bonds        Treasury notes        Transfers to Minors Act  Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by   Securities issued by  Securities issued by  Federal and state        The tendency of an investment to go up
the U.S. Treasury      the U.S. Treasury     the U.S. Treasury     laws that provide a      or down in value by different
with maturities of     with maturities of    with maturities of    simple way to            magnitudes. Investments that generally
one year or less.      10 years or longer.   one to 10 years.      transfer property to     go up or down in value in relatively
                                                                   a minor with special     small amounts are considered "low
                                                                   tax advantages.          volatility" investments, whereas those
                                                                                            investments that generally go up or down
                                                                                            in value in relatively large amounts are
                                                                                            considered "high volatility"
                                                                                            investments.

About your account
(continued)

How to redeem shares

[GRAPHIC OMITTED]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED]
By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans and $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.


Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services to Class A, B and C share accounts.

Special services
     (continued)
--------------------------------------------------------------------------------

Automatic Investing Plan     The Automatic Investing Plan allows you to make
                             regular monthly or quarterly investments directly from your checking account.

Direct Deposit               With Direct Deposit you can make additional
                             investments through payroll deductions, recurring government or private payments such as Social
                             Security or direct transfers from your bank account.

Wealth Builder Option        With the Wealth Builder Option you can arrange
                             automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth
                             Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.



Dividend                     Through our Dividend Reinvestment Plan, you can
Reinvestment Plan            have your distributions reinvested in your account
                             or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Institutional
                             Class shareholders may reinvest dividends only into Institutional Class shares of this Fund and not into any other Delaware Investments Funds.

Exchanges                    You can exchange all or part of your Class A, B and
                             C shares for shares of the same class in another
                             Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge on the shares of the fund from which you make your exchange. However, if you exchange shares from a fund that does not have a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's
                             Prospectus and read it carefully before buying shares through an exchange. You may have to pay taxes on your exchange.

Special services
(continued)
--------------------------------------------------------------------------------

    MoneyLine(SM)            Through our MoneyLine(SM) On Demand Service, you or
On Demand Service            your financial adviser may transfer money between
                             your Fund account and your predesignated bank account by telephone request. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

             MoneyLine       Through our MoneyLine Direct Deposit Service you
Direct Deposit Service       can have $25 or more in dividends and distributions
                             deposited directly to your bank account. Delaware
                             Investments does not charge a fee for this service;
                             however, your bank may assess one. This service is not available for retirement plans.

     Systematic              Through our Systematic Withdrawal Plan you can
Withdrawal Plan              arrange a regular monthly or quarterly payment from
                             your account made to you or someone you designate.
                             If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,                   Dividends, if any, are declared daily and paid
distributions                monthly. Capital gains, if any, are declared and
and taxes                    paid annually. We automatically reinvest all
                             dividends and any capital gains, unless holders of Class A, B and C shares tell us otherwise.

                             Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                             We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Year 2000                    As with other mutual funds, financial and business
                             organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000
                             Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The
                             Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests.
                             The portfolio manager and investment professionals of the Fund consider Year 2000 compliance
                             (including, but not limited to, any or all of the following: impact on business; cost of compliance plan review and contingency planning; and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1999, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Fund's previous independent auditors.

                                                                                                                      Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Period
                                                                                 Year ended       7/1/96               Year ended
Delaware U.S. Government                                                              10/31      through                     6/30
Securities Fund                                        1999           1998           1997(1)    10/31/96(2)     1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.940        $10.600         $10.370      $10.160      $10.370      $9.760
Income (loss) from investment
   operations:
Net investment income                                  0.516          0.555           0.590        0.210        0.630       0.620
Net realized and unrealized gain (loss)
   on investments                                     (0.681)         0.351           0.240        0.210       (0.230)      0.630
                                                     -------        -------         -------      -------      -------     -------
Total from investment operations                      (0.165)         0.906           0.830        0.420        0.400       1.250
                                                     -------        -------         -------      -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                  (0.515)        (0.566)         (0.600)      (0.210)      (0.610)     (0.620)
Distributions from net realized gain
   on investments                                     (0.060)          none            none         none         none      (0.020)
                                                     -------        -------         -------      -------      -------     -------
Total dividends and distributions                     (0.575)        (0.566)         (0.600)      (0.210)      (0.610)     (0.640)
                                                     -------        -------         -------      -------      -------     -------
Net asset value, end of period                       $10.200        $10.940         $10.600      $10.370      $10.160     $10.370
                                                     =======        =======         =======      =======      =======     =======
Total return(3)                                       (1.53%)(4)        8.79%(4)      8.37%(4)     4.18%        3.88%      13.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)              $38,520        $44,819         $52,213      $65,516      $68,442     $75,886
Ratio of expenses to average net assets                1.03%          1.00%           0.93%        0.98%        0.97%       0.95%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                            1.05%          1.06%           1.01%        0.98%        0.97%       0.95%
Ratio of net investment income to
   average net assets                                  4.91%          5.21%           5.76%        6.03%        6.07%       6.38%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly             4.89%          5.15%           5.68%        6.03%        6.07%       6.38%
Portfolio turnover                                      182%           280%            202%          66%         145%        144%
------------------------------------------------------------------------------------------------------------------------------------

(1) On May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Total return reflects expense limitations in effect during the period.

How to read the       Net investment        Net realized and unrealized      Net asset value
Financial highlights  income (loss)         gain (loss) on investments       (NAV)                   Total return
                      --------------------------------------------------------------------------------------------------------------
                      Net investment        A realized gain occurs when we   This is the value of    This represents the rate
                      income includes       sell an investment at a          a mutual fund share,    that an investor would
                      dividend and          profit, while a realized loss    calculated by           have earned or lost on an
                      interest income       occurs when we sell an           dividing the net        investment in a fund. In
                      earned from a fund's  investment at a loss. When an    assets by the number    calculating this figure
                      securities after      investment increases or          of shares               for the financial
                      expenses have been    decreases in value but we do     outstanding.            highlights table, we
                      deducted.             not sell it, we record an                                include applicable fee
                                            unrealized gain or loss. The                             waivers, exclude
                                            amount of realized gain per                              front-end and contingent
                                            share that we pay to                                     deferred sales charges,
                                            shareholders is listed under                             and assume the
                                            "Less dividends and                                      shareholder has
                                            distributions-Distributions                              reinvested all dividends
                                            from net realized gain on                                and realized gains.
                                            investments."

22




                                                                                                                             Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Period
                                                                                  Year ended      7/1/96              Year ended
Delaware U.S. Government                                                               10/31     through                    6/30
Securities Fund                                             1999          1998        1997(1)   10/31/96(2)     1996        1995
                                                          --------------------------------------------------------------------------
Net asset value, beginning of period                      $10.950       $10.610      $10.380     $10.170      $10.380      $9.750
Income (loss) from investment
   operations
Net investment income                                       0.438         0.477        0.520       0.180        0.570       0.560
Net realized and unrealized gain (loss)
   on investments                                          (0.673)        0.348        0.240       0.210       (0.230)      0.650
                                                          -------       -------      -------     -------      -------     -------
Total from investment operations                           (0.235)        0.825        0.760       0.390        0.340       1.210
                                                          -------       -------      -------     -------      -------     -------
Less dividends and distributions
Dividends from net investment income                       (0.435)       (0.485)      (0.530)     (0.180)      (0.550)     (0.560)
Distributions from net realized gain
   on investments                                          (0.060)         none         none        none         none      (0.020)
                                                          -------       -------      -------     -------      -------     -------
Total dividends and distributions                          (0.495)       (0.485)      (0.530)     (0.180)      (0.550)     (0.580)
                                                          -------       -------      -------     -------      -------     -------
   Net asset value, end of period                         $10.220       $10.950      $10.610     $10.380      $10.170     $10.380
                                                          =======       =======      =======     =======      =======     =======
Total return(4)                                            (2.18%)(5)     7.97%(5)     7.59%(5)    3.91%        3.32%(5)   12.90%(5)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $6,550        $4,582       $2,257      $2,139       $1,780        $139
Ratio of expenses to average net assets                     1.78%         1.75%        1.67%       1.73%        1.46%       1.54%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                 1.80%         1.81%        1.75%       1.73%        1.63%       1.69%
Ratio of net investment income to
   average net assets                                       4.16%         4.46%        5.02%       5.24%        5.55%       5.56%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                  4.14%         4.40%        4.94%       5.24%        5.38%       5.41%
Portfolio turnover                                           182%          280%         202%         66%         145%        144%
------------------------------------------------------------------------------------------------------------------------------------

(1) On May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Commencement of operations. Ratios have been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than 12 months have not been annualized.
(5) Total return reflects expense limitations in effect during the period.



                        Ratio of expenses to average      Ratio of net investment income
Net assets              net assets                        (loss) to average net assets       Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
Net assets represent    The expense ratio is the          We determine this ratio by         This figure tells
the total value of      percentage of net assets that     dividing net investment income     you the amount of
all the assets in a     a fund pays annually for          by average net assets.             trading activity in
fund's portfolio,       operating expenses and                                               a fund's portfolio.
less any                management fees. These                                               For example, a fund
liabilities, that       expenses include accounting                                          with a 50% turnover
are attributable to     and administration expenses,                                         has bought and sold
that class of the       services for shareholders, and                                       half of the value of
fund.                   similar expenses.                                                    its total investment
                                                                                             portfolio during the
                                                                                             stated period.



                                                                                                                             Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Period                       Period
                                                                            Year ended       7/1/96      Year ended       1/10/95(3)
Delaware U.S. Government                                                         10/31      through          6/30         through
Securities Fund                                       1999         1998         1997(1)    10/31/96(2)       1996           1995
                                                    --------------------------------------------------------------------------------
Net asset value, beginning of period                $10.930      $10.590       $10.360      $10.150        $10.360        $9.480
Income (loss) from investment
   operations

Net investment income                                 0.438        0.477         0.520        0.180          0.550         0.270
Net realized and unrealized gain (loss)
   on investments                                    (0.676)       0.348         0.240        0.210         (0.230)        0.880
                                                    -------      -------       -------      -------        -------       -------
Total from investment operations                     (0.238)       0.825         0.760        0.390          0.320         1.150
                                                    -------      -------       -------      -------        -------       -------
Less dividends and distributions
Dividends from net investment income                 (0.432)      (0.485)       (0.530)      (0.180)        (0.530)       (0.270)
Distributions from net realized gain
   on investments                                    (0.060)        none          none         none           none          none
                                                    -------      -------       -------      -------        -------       -------
Total dividends and distributions                    (0.492)      (0.485)       (0.530)      (0.180)        (0.530)       (0.270)
                                                    -------      -------       -------      -------        -------       -------
   Net asset value, end of period                   $10.200      $10.930       $10.590      $10.360        $10.150       $10.360
                                                    =======      =======       =======      =======        =======       =======
Total return(4)                                      (2.19%)(5)    7.98%(5)      7.60%(5)     3.92%          3.11%(5)     12.73%(5)
Ratios and supplemental data:
Net assets, end of period (000 omitted)              $1,392         $385          $138         $234           $224          $221
Ratio of expenses to average net assets               1.78%        1.75%         1.68%        1.73%          1.70%         1.62%(3)
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                           1.80%        1.81%         1.76%        1.73%          1.70%         1.65%(3)
Ratio of net investment income to
   average net assets                                 4.16%        4.46%         5.02%        5.26%          5.33%         5.10%(3)
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly            4.14%        4.40%         4.94%        5.26%          5.33%         5.07%(3)
Portfolio turnover                                     182%         280%          202%          66%           145%          144%

(1) On May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31; ratios have been annualized and total return has not been annualized.
(3) Commencement of operations. Ratios have been annualized.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than 12 months have not been annualized.
(5) Total return reflects expense limitations in effect during the period.

                                                          Institutional Class
                                              Period
                             Year ended       7/1/96               Year ended
                                  10/31      through                     6/30
     1999              1998       1997(1)   10/31/96(2)     1996         1995
--------------------------------------------------------------------------------
   $10.940          $10.600     $10.370      $10.160     $10.370       $9.750

     0.521            0.555       0.600        0.210       0.630        0.620

    (0.672)           0.351       0.240        0.210      (0.230)       0.640
   -------          -------     -------      -------     -------      -------
    (0.151)           0.906       0.840        0.420       0.400        1.260
   -------          -------     -------      -------     -------      -------
    (0.519)          (0.566)     (0.610)      (0.210)     (0.610)      (0.620)

    (0.060)            none        none         none        none       (0.020)
   -------          -------     -------      -------     -------      -------
    (0.579)          (0.566)     (0.610)      (0.210)     (0.610)      (0.640)
   -------          -------     -------      -------     -------      -------
   $10.210          $10.940     $10.600      $10.370     $10.160      $10.370
   =======          =======     =======      =======     =======      =======
    (1.40%)(5)        8.79%(5)    8.39%(5)     4.17%       3.88%       13.57%

    $4,285          $37,097     $45,589      $50,066     $41,688      $54,445
     0.99%            1.00%       0.93%        0.99%       0.97%        0.94%

     1.01%            1.06%       1.01%        0.99%       0.97%        0.94%

     4.95%            5.21%       5.76%        6.00%       6.07%        6.39%

     4.93%            5.15%       5.68%        6.00%       6.07%        6.39%
      182%             280%        202%          66%        145%         144%

Delaware
U.S. Government
Securities Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@SEC.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 202.942.8090.

Web site

www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-5267

Delaware U.S. Government Securities Fund Symbols

                                         CUSIP         NASDAQ
                                         -----         ------
A Class                                929072106       VUSGX
B Class                                929072205       DVGBX
C Class                                929072403       DVUCX
Institutional Class                    929072304       VUSIX


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

P-404 [--] PP 2/00

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 18, 2000


                                 VOYAGEUR FUNDS
                    DELAWARE U.S. GOVERNMENT SECURITIES FUND
          (formerly Delaware-Voyageur U.S. Government Securities Fund)

                               1818 Market Street
                             Philadelphia, PA 19103

        For Prospectus, Performance and Information on Existing Accounts:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Voyageur Funds is a professionally-managed mutual fund of the series type which currently offers one series of shares: Delaware U.S. Government Securities Fund (the "Fund"). The Fund offers four classes: Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund dated February 18, 2000 as it may be amended from time to time. Part B should be read in conjunction with the Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into Prospectus. The Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.


----------------------------------------------------------------------------------------------------------------------------
Table of Contents
---------------------------------------------------- ------- --------------------------------------------------------- ------
Cover Page                                                   Distributions and Taxes
---------------------------------------------------- ------- --------------------------------------------------------- ------
Investment Restrictions and Policies                         Investment Management Agreement and Sub-Advisory
                                                             Agreement
---------------------------------------------------- ------- --------------------------------------------------------- ------
Accounting and Tax Issues                                    Officers and Trustees
---------------------------------------------------- ------- --------------------------------------------------------- ------
Performance Information                                      General Information
---------------------------------------------------- ------- --------------------------------------------------------- ------
Trading Practices and Brokerage                              Financial Statements
---------------------------------------------------- ------- --------------------------------------------------------- ------
Purchasing Shares                                            Appendix A--Description of Ratings
---------------------------------------------------- ------- --------------------------------------------------------- ------
Investment Plans                                             Appendix B--General Characteristics and Risks of Options
                                                             and Futures
---------------------------------------------------- ------- --------------------------------------------------------- ------

Determining Offering Price and Net Asset Value               Appendix C--Investment Objectives of the Funds in
                                                             the Delaware Investments Family

---------------------------------------------------- ------- --------------------------------------------------------- ------
Redemption and Exchange
---------------------------------------------------- ------- --------------------------------------------------------- ------

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Restrictions - The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

The following are additional non-fundamental investment restrictions:

         1. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. The Fund will not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 5% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above.

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         6. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         7. Purchase or sell commodities or commodity contracts.

         8. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies and through repurchase agreements.

         9. Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and trustees of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

         10. Purchase securities restricted as to resale.

         11. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued by banks and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         12. Invest in (a) securities which in the opinion of the Fund's investment adviser at the time of such investment are not readily marketable, and (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (10) above).

         13. Invest in securities of other investment companies, except as part of a merger, consolidation or acquisition of assets.

         14. Purchase options or puts, calls, straddles, spreads or combinations thereof; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

         15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

GNMA Certificates

         The Fund may invest in certificates of the Government National Mortgage Association (GNMA). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for most traditional bonds. The GNMA Certificates in which the Fund will generally invest are of the modified pass-through type. The Fund may also purchase "variable rate" GNMA Certificates and may purchase other types of certificates which may be issued with GNMA's guarantee. U.S. Government GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.


         The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose virtually no risk to principal investments.

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.


         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMAs which might otherwise occur. Price changes of the GNMAs held by the Fund have a direct impact on the net asset value per share of the Fund.


Zero-Coupon Securities

         The Fund may invest in "zero-coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons. Zero-coupon securities do not entitle the holder to any periodic payment of interest prior to maturity. Rather, such securities usually trade at a deep discount from their face value and pay their entire face value at maturity. The difference between the face value of the security (at maturity) and the amount at which the security was purchased (i.e., the "discount") represents interest income to the holder. STRIPs are a type of zero-coupon security in which the Fund may invest. STRIPs are securities where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities Program (STRIPs). Under STRIPs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund intends to qualify as a regulated investment company under the Code. Accordingly, during periods when the Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Short-Term Trading

         The Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objective. The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the income or, secondarily, appreciation potential of its portfolio. The successful use of short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly and take advantage of its evaluations by completing transactions on a favorable basis. As used in this section, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months.

The Fund's short-term trading may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and of transaction costs on the sale of securities as well as on reinvestment of the proceeds in other securities. In addition, frequent changes in the Fund's portfolio securities may result in greater tax liability to the Fund's shareholders by reason of more short-term capital gains. See "Dividends, distributions and taxes" and the Statement of Additional Information.

When Issued and Delayed Delivery Securities


         When issued and delayed delivery transactions permit the Fund to lock-in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. At the time the Fund commits to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The Fund generally will enter into agreements to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. Although the Fund dos not presently intend to do so, these risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested.


Repurchase Agreements

         The Fund will also seek to achieve its investment objective through investing in repurchase agreements with banks or broker/dealers deemed to be creditworthy by the manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in illiquid securities, including repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the manager under guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis. Repurchase agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         The Fund will also follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As an additional safety measure, the Fund will enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U. S. commercial banks, as measured by domestic deposits.

ACCOUNTING AND TAX ISSUES

         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         Other Tax Requirements -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


PERFORMANCE INFORMATION

         From time to time, the Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. The Fund may also advertise aggregate and average total return information for its Classes over additional periods of time. In addition, the Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC, or other CDSC, and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Fund.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                              n
                                       P(1 + T)  = ERV

Where:       P  =     a hypothetical initial purchase order of $1,000 from
                      which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

             T  =     average annual total return;

             n  =     number of years; and

           ERV  =     redeemable value of the hypothetical $1,000 purchase at
                      the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of each Class, as shown below, is the average annual total return quotations through October 31, 1999, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 1999. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at October 31, 1999 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered, and past results should not be considered as representative of future performance.

                                                 Average Annual Total Return(1)
---------------------------------------------------------------------------------------------------------------------------
                                                               Class B        Class B        Class C         Class C
                  Class A      Class A         Institutional   (including     (excluding     (including      (excluding
                  (at offer)   (at NAV)        Class           CDSC)          CDSC)          CDSC)           CDSC)
----------------- ------------ --------------- --------------- -------------- -------------- --------------- --------------
1 year ended       (6.24%)         (1.53%)         (1.40%)        (5.91%)        (2.18%)         (3.12%)        (2.19%)
10/31/99
----------------- ------------ --------------- --------------- -------------- -------------- --------------- --------------
3 years ended       3.41%           5.10%           5.15%          3.43%          4.34%           4.35%         4.35%
10/31/99
----------------- ------------ --------------- --------------- -------------- -------------- --------------- --------------
5 years ended       6.35%           7.40%           7.42%          6.37%          6.69%             N/A           N/A
10/31/99
----------------- ------------ --------------- --------------- -------------- -------------- --------------- --------------
10 years ended      7.21%           7.73%             N/A            N/A            N/A             N/A           N/A
10/31/99
----------------- ------------ --------------- --------------- -------------- -------------- --------------- --------------
Life of Fund(2)     7.57%           8.00%           6.32%          5.44%          5.59%           6.83%         6.83%
----------------- ------------ --------------- --------------- -------------- -------------- --------------- --------------


(1) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without the fee waivers and expense payments.
(2) Class A Shares commenced operation on November 2, 1987; Institutional Class Shares commenced operations on June 7, 1994; Class B Shares commenced operations on June 7, 1994; Class C Shares commenced operations on January 10, 1995.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                           a--b      6
                              YIELD = 2[(-------- + 1) -- 1]
                                            cd

Where:     a   =   dividends and interest earned during the period;

           b   =   expenses accrued for the period (net of reimbursements);

           c   =   the average daily number of shares outstanding during the
                   period that were entitled to receive dividends;

           d   =   the maximum offering price per share on the last day of
                   the period.


         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. Using this formula, the yields for Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares for the 30-day period ended October 31, 1999 were 5.29%, 4.80%, 4.92% and 5.72%, respectively. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any CDSC or Limited CDSC and also reflect voluntary waivers in effect during the period. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

         The average weighted portfolio maturity at October 31, 1999 for the Fund was 9.07 years.


         Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.

         From time to time, the Fund may quote actual total return and/or yield performance for its Classes in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond an other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

         Total return performance for each Class of the Fund will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and, in the case of Class A Shares, the impact of the maximum front-end sales charge, if any, paid on the illustrated investment amount, annualized. Performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares and Class C Shares will be calculated both with the applicable CDSC included and excluded. The net asset values of the Fund fluctuate so shares, when redeemed, may be worth more or less than the original investment, and the Fund's results should not be considered a guarantee of future performance.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Fund through October 31, 1999. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded.

Cumulative Total Return(1)


---------------------------------------------------------------------------------------------------------------------------
                                                               Class B        Class B        Class C         Class C
                 Class A       Class A         Institutional   (including     (excluding     (including      (excluding
                 (at offer)    (at NAV)        Class           CDSC)          CDSC)          CDSC)           CDSC)
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
3 months ended    (3.43%)          1.40%           1.43%         (2.79%)         1.21%           0.21%          1.21%
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
6 months ended    (6.08%)         (1.39%)         (1.25%)        (5.61%)        (1.76%)         (2.64%)        (1.68%)
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
9 months ended    (7.15%)         (2.53%)         (2.50%)        (6.84%)        (3.08%)         (4.03%)        (3.09%)
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
1 year ended      (6.24%)         (1.53%)         (1.40%)        (5.91%)        (2.18%)         (3.12%)        (2.19%)
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
3 years ended     10.57%          16.11%          16.26%         10.65%         13.60%          13.64%         13.64%
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
5 years ended     36.02%          42.87%          43.05%         36.20%         38.20%             N/A           N/A
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
10 years ended   100.62%         110.61%             N/A            N/A            N/A             N/A           N/A
10/31/99
---------------- ------------- --------------- --------------- -------------- -------------- --------------- --------------
Life of Fund(2)  139.88%         151.87%          39.25%         33.13%         34.13%          37.39%        37.39%
---------------------------------------------------------------------------------------------------------------------------


(1) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without the fee waivers and expense payments.
(2) Class A Shares commenced operation on November 2, 1987; Institutional Class Shares commenced operations on June 7, 1994; Class B Shares commenced operations on June 7, 1994; Class C Shares commenced operations on January 10, 1995.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's and Sub-Adviser's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of affiliates of the Manager, including the number of such clients serviced by such affiliates.

Dollar-Cost Averaging

         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.
                                                            Number
                  Investment            Price Per         of Shares
                    Amount                Share           Purchased
                  ----------            ---------         ---------
   Month 1           $100                $10.00               10
   Month 2           $100                $12.50                8
   Month 3           $100                $ 5.00               20
   Month 4           $100                $10.00               10
                  ----------            ---------         ---------
                     $400                $37.50               48

   Total Amount Invested:  $400
   Total Number of Shares Purchased:  48
   Average Price Per Share:  $9.38 ($37.50/4)
   Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from the Delaware Investments family of funds.

THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's and Sub-Adviser's (collectively referred to in this section as the "Manager") judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended October 31, 1997, 1998 and 1999, no brokerage commissions were paid by the Fund.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 1999, there were no portfolio transactions of the Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement and Sub-Advisory Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Voyageur Funds believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds available from Delaware Investments. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Voyageur Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with the Conduct Rules of NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute portfolio transactions.


Portfolio Turnover

         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders to the extent of any net realized capital gains. The Fund's portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The Fund may hold securities for any period of time. The Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.


         The portfolio turnover rate of the Fund was 280% for the fiscal year ended October 31, 1998 and 182% for the fiscal year ended October 31, 1999.



PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Voyageur Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Voyageur Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Voyageur Funds reserves the right to reject any order for the purchase of its shares of the Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


         The NASD has adopted amendments to its Conduct Rules relating to investment company sales charges. Voyageur Funds and the Distributor intend to operate in compliance with these rules.


         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within the first two years of purchase;
(ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. See Automatic Conversion of Class B Shares below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class Shares are purchased at net asset value without the imposition of a front-end or contingent deferred sales charge. Institutional Class Shares are subject to annual 12b-1 Plan expenses for the life of the investment. However, the Distributor has voluntarily elected to waive its right to receive 12b-1 fees with respect to Institutional Class Shares acquired by shareholders on or after March 1, 1998. See Plan Under Rule 12b-1 under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares, of any expenses under the Fund's 12b-1 Plan.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Voyageur Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


Alternative Purchase Arrangements -- Class A, B and C Shares


         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase, or whether they qualify to purchase Institutional Class Shares. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption and, in the case of Institutional Class Shares, from the proceeds of the 12b-1 Plan fees. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares. Investors should understand that the purpose and function of the Classes' 12b-1 Plan and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares and the 12b-1 Plan applicable to Institutional Class Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares

         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in this Part B. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares


         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.


         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plan Under Rule 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, Voyageur Funds has adopted a plan for each Class (the "Plan"). The Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of the respective Class of shares.

         The Plan permits the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under its Plan, and the Fund's Distribution Agreement, is on an annual basis, up to 0.25% of each of the Class A Shares' and Institutional Class Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Voyageur Funds' Board of Trustees may reduce these amounts at any time.


         The Distributor has elected to waive its right to receive 12b-1 Plan fees with respect to Institutional Class Shares acquired by shareholders on or after March 1, 1998. Thus, so long as the Distributor's waiver is in effect, the formula for determining the annual fee payable on a monthly basis under the Plan with respect to Institutional Class Shares will be the amount obtained by multiplying 0.25% by the average daily net assets represented by shares of the Class that were acquired before March 1, 1998. While this is the method for calculating the 12b-1 Plan fee payable by the Institutional Class, the 12b-1 Plan fee is an Institutional Class expense. As a result, all Institutional Class shareholders, regardless of when they purchase their shares, will bear 12b-1 Plan expenses at the same share rate. As the portion of assets attributable to Institutional Class Shares acquired by shareholders on or after March 1, 1998 increases, and so long as the Distributor's waiver is in effect, this figure will decrease.


         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of Voyageur Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Voyageur Funds and who have no direct or indirect financial interest in the Plan, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Classes of the Fund and that there is a reasonable likelihood of the Plan providing a benefit to the Classes. The Plan and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Classes. Any amendment materially increasing the percentage payable under the Plan must likewise be approved by a majority vote of the outstanding voting securities of the Classes, as well as by a majority vote of those trustees who are not "interested persons." Also, any material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Voyageur Funds having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of trustees who are not "interested persons" of Voyageur Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended October 31, 1999, payments from the Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares pursuant to their respective 12b-1 Plans amounted to $101,928, $56,691, $9,267 and $76,074, respectively. Such amounts were used for the following purposes:

---------------------------------------------------------------------------------------------------------------------------------
                                           A Class               B  Class               C Class              Institutional
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Advertising                                                   --                     --                   --                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Annual/Semi-Annual Reports                                  $111                     --                   --              $20,831
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Broker Trails                                            $96,449                $12,836               $1,302               $9,100
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Broker Sales Charges                                          --                $27,638               $4,406                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Dealer Service Expenses                                       --                     --                   --                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Interest on Broker Sales Charges                              --                $12,047                 $706                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Commissions to Wholesalers                                $4,990                 $4,170               $1,430                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Promotional-Broker Meetings                                  $70                     --                  $18                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Promotional-Other                                            $26                     --                   --                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Prospectus Printing                                           --                     --                   --              $36,640
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Telephone                                                     --                     --                   --                   --
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Wholesaler Expenses                                         $282                     --               $1,405               $9,503
------------------------------------------ --------------------- ---------------------- -------------------- --------------------
Other                                                         --                     --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------


Other Payments to Dealers

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Fund exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.


         Purchase of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. has a product participation agreement with the sponsor of the alliance program.


         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Voyageur Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares, Class C Shares and Institutional Class Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Voyageur Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege


         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation


         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans

         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family.

See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Class

         Institutional Class Shares are available to a limited group of investors with no sales charge at the time of purchase and no contingent deferred sales charge upon redemption. Institutional Class Shares are subject to a Rule 12b-1 fee payable at an annual rate of 0.25% of the Fund's average daily net assets attributable to Institutional Class Shares. See Distribution (12b-1) and Service under Purchasing Shares for a discussion of the Distributor's waiver of the fee with respect to Institutional Class Shares acquired on or after March 1, 1998.


         The investors who may purchase Institutional Class Shares include: (a) officers and trustees of the Fund; (b) officers, trustees and full-time employees of the Manager or Sub-Adviser, and officers, trustees and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, trustees and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund or Delaware Investments Fund as a member ("Other Load Funds"), and officers, trustees and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and (c), and lineal ancestors and descendants of their spouses; (e) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Fund's counsel; (i) managed account clients of the Adviser or Sub-Adviser, clients of investment advisers affiliated with the Adviser or Sub-Adviser and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales); (j) tax-qualified employee benefit plans for employees of the Adviser or Sub-Adviser and their subsidiaries and (k) employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") (which does not include Individual Retirement Accounts) and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities).


INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of a Class (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. Dividends from Institutional Class Shares may be directed only to Institutional Class Shares of the Fund.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

         If you have an investment in another mutual fund in Delaware Investments, you may write and authorize an exchange of part or all of your investment into Class A Shares, Class B Shares and Class C Shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds available from Delaware Investments, including other Class A Shares, but may not exchange their Class A Shares for Institutional Class Shares of the Fund, or for Class B Shares or Class C Shares of the Fund or of any other fund available from Delaware Investments. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund. Holders of Institutional Class Shares of the Fund may not exchange their shares for any Class of the Fund or for any other fund available from Delaware Investments.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

         See Allied Plans for information on exchanges by participants in an Allied Plan.

Investing by Electronic Fund Transfer

         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                    *  *  *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Class A, B and C Shares account. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Voyageur Funds for proper instructions.

MoneyLine (SM) On Demand

         You or your investment dealer may request purchases of Class A, B or C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in Class A, B or C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Class A, B and C shareholders also may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Class A, B and C Shares are available through the Asset Planner Service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans

         An investment in Class A, Class B and Class C Shares may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs

         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs

         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs

         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Class A, B and C Shares are available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for State and Local Government Employees ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.


         The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For other securities and assets, if no quotations are available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class may vary. The net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Voyageur Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within the first two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which there may be a bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption

         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


Written Exchange

         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your Class A, B or C Shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class Shares in certificate form, you may redeem or, in the case of Class A Shares, exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. The Telephone Exchange service is not available to Institutional Class Shares.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record

         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from redemption proceeds of Class A, B and C Shares. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future. This service is not available to Institutional Class Shares.

MoneyLine (SM) On Demand

         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts

         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges

         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans

         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.


         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.


         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value


         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                    *  *  *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DISTRIBUTIONS AND TAXES

         The Fund declares a dividend to shareholders of each Class from net investment income on a daily basis. Dividends are declared each day the Fund is open and paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. Voyageur Funds reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will each bear distribution fees payable under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares of the same Class of the Fund at net asset value, unless, in the case of Class A Shares, Class B Shares and Class C Shares, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Any distributions from net realized securities profits will be made twice a year. Payment would be made during the first quarter of the next fiscal year. Such distributions will be reinvested in shares, unless the shareholders elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:


         Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% tax bracket).


         "Short-term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


         If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in the Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.


         See also Accounting and Tax Issues in this Part B.


INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Voyageur Funds' Board of Trustees.

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On October 31, 1999, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,635,250,000) and investment company (approximately $18,524,660,000) accounts.


         The Investment Management Agreement for the Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the trustees of Voyageur Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Voyageur Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         Under its Investment Management Agreement, the Manager is entitled to receive an annual fee equal to the following schedule: 0.55% on first $500 million of average daily net assets; 0.50% on next $500 million of average daily net assets; 0.45% on next $1,500 million of average daily net assets; 0.425% on average daily net assets in excess of $2,500 million. For the period from May 1, 1999, through April 30 2001, the Manager has elected voluntarily to waive the management fee to which it would otherwise be entitled under such Agreement to ensure that such fees do not exceed 0.50% of average daily net assets.

         Pursuant to the terms of a Sub-Advisory Agreement with the Manager, the Sub-Adviser participates in the management of the Fund's assets, is responsible for day-to-day investment management of the Fund, makes investment decisions for the Fund in accordance with the Fund's investment objectives and stated policies and places orders on behalf of the Fund to effect the investment decisions made with the Manager's Trading Department. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Fund pursuant to the Investment Management Agreement and supervises the Sub-Adviser's performance of such services. For the services provided to the Manager, the Manager pays the Sub-Adviser to an annual fee equal to 0.25% of the average daily net assets of the Fund.

         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for the period from May 1, 1997 through April 30, 1999, to voluntarily waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 Plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 1.00% of the average daily net assets of each Class of the Fund. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser. The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily pay or reimburse certain other of the Fund's expenses.

         In addition to the above limit, the Manager agreed for the period from June 9, 1997 through December 31, 1997, to voluntarily waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 Plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 0.75% of average daily net assets. The Manager also agreed for the period from January 1, 1999 through December 31, 1999, to voluntarily waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses

(excluding 12b-1 Plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 0.85% of average daily net assets.


         On October 31, 1999, the total net assets of Voyageur Funds were $50,745,854.


         Investment management fees incurred by the Fund for the last 3 fiscal years follow:


         Period                  Incurred               Paid           Waived
         ----------------        --------             ---------       --------
         Year Ended
         October 31, 1999        $413,761              $403,073        $10,688

         Year Ended
         October 31, 1998        $455,622              $398,138        $57,484

         Year Ended
         October 31, 1997        $568,682              $476,490        $92,192

         For the fiscal years ended October 31, 1997, 1998 and 1999, the Manager paid the Sub-Adviser $194,906, $199,691 and $211,552, respectively, for its services to the Fund.


         Under the general supervision of the Board of Trustees, the Manager makes and executes all investment decisions for the Fund. The Manager pays the salaries of all trustees, officers and employees of Voyageur Funds who are affiliated with the Manager. The Fund pays all of its other expenses.

         Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the board of trustees. Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DFG.

         Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned", as that term is defined by the 1940 Act, and the previous agreement therefore terminated upon the completion of the acquisition. The board of trustees of Voyageur Funds unanimously approved new advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of the Fund approved its Investment Management Agreement with Voyageur, an indirect wholly-owned subsidiary of Lincoln National, to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

         Beginning May 1, 1997, Delaware Management Company became the Fund's Investment Manager and Voyageur Asset Management LLC became the sub-adviser.

Distribution and Service

         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Fund's shares under a Distribution Agreement dated November 23, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan. See Distribution (12b-1) and Service under Purchasing Shares for a discussion of the Distributor's waiver with respect to Institutional Class Shares. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated as of November 23, 1999. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND TRUSTEES

         The business and affairs of Voyageur Funds are managed under the direction of its Board of Trustees.


         Certain officers and trustees of Voyageur Funds hold identical positions in each of the other funds in Delaware Investments. On January 31, 2000, Voyageur Fund's officers and trustees owned less than 1% of the outstanding shares of Class A, Class B, Class C and Institutional Class of the Fund.

         As of January 31, 2000, management believes the following shareholders held 5% or more of the outstanding shares of a Class:

Class                              Name and Address of Account                  Share Amount              Percentage
-----                              ---------------------------                  ------------              ----------
U.S. Government Securities         City of Kentwood
Fund A Class                       Attn: Tom Chase
                                   4900 Breton Avenue SE
                                   P.O. Box 8848
                                   Kentwood, MI 49508                                303,794                 9.26%

U.S. Government Securities         Merrill Lynch, Pierce, Fenner & Smith
Fund B Class                       For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive, East - 2nd Floor
                                   Jacksonville, FL 32246                             31,639                 5.29%

U.S. Government Securities         Jeanette M. Erhart
Fund C Class                       1009 Blossom River Way #349
                                   San Jose, CA 95123-6321                            23,797                17.08%

                                   Merrill Lynch, Pierce, Fenner & Smith
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive, East - 2nd Floor
                                   Jacksonville, FL 32246                              8,367                 6.00%

                                   Diabetes Foundation of Rhode Island, Inc.
                                   1007 Waterman Avenue
                                   East Providence, RI 02914-1314                      7,963                 5.71%

                                   PaineWebber for the benefit of
                                   PaineWebber CDN FBO
                                   Daniel W. Drake
                                   P.O. Box 3321
                                   Weehawken, NJ  07087-8154                           7,937                 5.69%

Class                              Name and Address of Account                  Share Amount              Percentage
-----                              ---------------------------                  ------------              ----------
U.S. Government Securities         Great-West Life & Annuity Company
Fund Institutional Class           Attn: Debra Bechtel
                                   Unit Valuation 2T2
                                   8515 E. Orchard Road
                                   Englewood, CO 80111-5037                             70,141               25.74%

                                   City of Custer City
                                   622 Crook Street
                                   Custer, SD 57730-1698                                41,659               15.28%

                                   City of Belle Fourche
                                   606 Sixth Avenue
                                   Belle Fourche, SD 57717-1496                         27,647               10.14%

                                   City of Dassel
                                   General Account
                                   Attn: Mary Ann Danielson
                                   460 3rd Street
                                   Dassel, MN 55325                                     26,149                9.59%

                                   Bear Stearns Securities Corp.
                                   FBO 163-32514-13
                                   1 Metrotech Center North
                                   Brooklyn, NY 11201-3870                              17,342                6.36%

                                   City of Custer City
                                   Wastewater Reserve
                                   622 Crook Street
                                   Custer, SD 57730-1698                                16,548                6.07%

                                   Olcoba Company
                                   Attn: Marquette Trust Company
                                   7575 Golden Valley Road #375
                                   P.O. Box 1000
                                   Minneapolis, MN 55480                                14,259                5.23%

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Voyageur Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.



---------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                                Business Experience
------------------------------------------- -------------------------------------------------------------------------------
*Wayne A. Stork (62)                           Chairman, Trustee and/or Director of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family.

                                               Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital
                                               Management, Inc.; Chairman, President and Chief Executive Officer and
                                               Director/Trustee of DMH Corp., Delaware Distributors, Inc. and Founders
                                               Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief
                                               Investment Officer and Director/Trustee of Delaware Management Company, Inc.
                                               and Delaware Management Business Trust; Chairman, President, Chief Executive
                                               Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and
                                               Chief Investment Officer of Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust); Chairman and Chief Executive Officer of
                                               Delaware International Advisers Ltd.; Chairman, Chief Executive Officer and
                                               Director of Delaware International Holdings Ltd.; Chief Executive Officer of
                                               Delaware Management Holdings, Inc.; President and Chief Executive Officer of
                                               Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware
                                               Service Company, Inc. and Retirement Financial Services, Inc.

                                               Prior to January 1, 2000, Mr. Stork was Chairman and Director of Delaware
                                               Management Holdings, Inc. and a Director of Delaware International Advisers
                                               Ltd.

                                               In addition, during the five years prior to January 1, 2000, Mr. Stork has served in various executive capacities at different times within the Delaware organization.
---------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with Voyageur Funds' investment manager and considered an "interested person" as defined in the 1940 Act.


------------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                                Business Experience
------------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (60)                          President/Chief Executive Officer, Trustee and/or Director of Voyageur Funds
                                               and each of the other 32 investment companies in the Delaware Investments family.

                                               President and Director of Delaware Management Company, Inc.

                                               President of Delaware Management Company (a series of Delaware Management
                                               Business Trust)

                                               President/Chief Executive Officer and Director of Delaware Capital Management,
                                               Inc.

                                               President/Chief Operating Officer/Chief Financial Officer and Director of
                                               Delaware International Holdings Ltd.

                                               President/Chief Operating Officer and Director of Delaware General Management,
                                               Inc.

                                               Chairman/President/Chief Executive Officer and Director of Delaware Service
                                               Company, Inc.

                                               Chairman and Director of Delaware Management Trust Company and Retirement
                                               Financial Services, Inc.

                                               Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                               Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust) and
                                               Delaware Distributors, L.P.

                                               Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                               Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.
                                               and Delvoy, Inc.

                                               Director of Delaware International Advisers Ltd.

                                               During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with Voyageur Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------------------------------
Officer                                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)                     Executive Vice President/Chief Investment Officer/Chief Financial Officer,
                                               Equity of Voyageur Funds, each of the other 32 investment companies in the
                                               Delaware Investments family and Delaware Management Holdings, Inc.

                                               Chief Executive Officer/Chief Investment Officer, DIA-Equity of Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust)

                                               Executive Vice President/Chief Investment Officer DMC-Equity of Delaware
                                               Management Company (a series of Delaware Management Business Trust)

                                               Executive Vice President of Delaware Capital Management, Inc.

                                               Director of Delaware International Advisers Ltd.

                                               During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)                        Executive Vice President/ Chief Investment Officer, Fixed Income of Voyageur
                                               Funds and each of the other 32 investment companies in the Delaware
                                               Investments family.

                                               Director of Delaware Management Holdings, Inc.

                                               Executive Vice President/Chief Investment Officer, DMC-Fixed Income of
                                               Delaware Management Company (a series of Delaware Management Business Trust)

                                               Executive Vice President of Delaware Management Holdings, Inc. and Delaware
                                               Capital Management, Inc.

                                               President and Director of Lincoln Investment Management, Inc.

                                               Mr. McMeekin joined Delaware Investments in 1999.  He has been employed in various executive capacities by Lincoln National Corporation from 1994 to present.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (42)                       Executive Vice President/General Counsel of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                               Management Holdings, Inc., Delaware Distributors, L.P., Delaware Management
                                               Company (a series of Delaware Management Business Trust) and Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust),
                                               Founders CBO Corporation, Founders Holdings, Inc., Delvoy, Inc., DMH Corp.,
                                               Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                               Capital Management, Inc., Retirement Financial Services, Inc. and Delaware
                                               Management Trust Company.

                                               Executive Vice President/General Counsel and Director Delaware Distributors,
                                               Inc., Delaware General Management, Inc. and Delaware International Holdings
                                               Ltd.

                                               Executive Vice President and Trustee of Delaware Management Business Trust.

                                               Director of Delaware International Advisers Ltd.

                                               Director of HYPPCO Finance Company Ltd.

                                               During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Trustee                                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (72)                          Trustee and/or Director of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family.

                                               460 North Gulph Road, King of Prussia, PA 19406

                                               Board Chairman, Citadel Constructors, Inc.

                                               From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (61)                          Trustee and/or Director of Voyageur Funds and each of the 32 other investment companies in the Delaware Investments family.

                                               500 Fifth Avenue, New York, NY  10110

                                               Founder and Managing Director, Anthony Knerr & Associates

                                               From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                                               Treasurer of Columbia University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group, Inc. in 1988.
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (59)                              Trustee and/or Director of Voyageur Funds and each of the other 32 other investment companies in the Delaware Investments family.

                                               785 Park Avenue, New York, NY  10021

                                               Retired Treasurer, National Gallery of Art

                                               From 1994 to 1999, Mr. Leven was the Treasurer of the National Gallery of Art
                                               and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery
                                               of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief
                                               Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to
                                               1992, she was Adjunct Professor of Columbia Business School.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Trustee                                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (63)                         Trustee and/or Director of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family.

                                               200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                               President and Chief Executive Officer, MLM Partners, Inc.

                                               Mr. Madison has also been Chairman of the Board of Communications Holdings,
                                               Inc. since 1996.  From February to September 1994, Mr. Madison served as Vice
                                               Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company
                                               and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Peck (74)                           Trustee and/or Director of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family.

                                               P.O. Box 1102, Columbia, MD  21044

                                               Secretary/Treasurer, Enterprise Homes, Inc.

                                               From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
                                               Ryland Group, Inc., Columbia, MD.
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (51)                          Trustee and/or Director of Voyageur Funds and each of the other 32 other investment companies in the Delaware Investments family.

                                               Building 220-13W-37, St. Paul, MN 55144

                                               Vice President and Treasurer, 3M Corporation. President, 3M Investment
                                               Management Corporation

                                               From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                               for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                               Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                               1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                               1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                               Reserve Bank of Chicago, 1970-1974.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller (46)                            Senior Vice President/Deputy General Counsel/Secretary of Voyageur Funds and
                                               each of the other 32 investment companies in Delaware Investments family.

                                               Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                               Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                               Company, Inc., Delaware Management Company (a series of Delaware Management
                                               Business Trust) and Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust), Delaware Service Company, Inc., Delaware Capital
                                               Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                               Inc., Delaware Distributors, L.P., Delaware General Management, Inc. and
                                               Founders Holdings, Inc.

                                               During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (50)                        Senior Vice President/Corporate Controller of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family.

                                               Senior Vice President/Treasurer/Corporate Controller of Delaware Management
                                               Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                               Management Business Trust, Delaware Management Company (a series of Delaware
                                               Management Business Trust) and Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust), Delaware Distributors, L.P., Delaware
                                               Distributors, Inc., Delaware Service Company, Inc., Delaware Capital
                                               Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc., Delaware
                                               General Management, Inc. and Founders Holdings, Inc.

                                               Chief Financial Officer of Retirement Financial Services, Inc.

                                               Executive Vice President/Treasurer/Chief Financial Officer of Delaware
                                               Management Trust Company

                                               Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                               During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                        Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (37)                         Senior Vice President/Treasurer of Voyageur Funds and each of the other 32 investment companies in the Delaware Investments family.

                                               Senior Vice President/Investment Accounting of Delaware Service Company, Inc.
                                               and Delaware Capital Management, Inc., Delaware Distributors, L.P. and Delaware
                                               Management Company (a series of Delaware Management Business Trust)

                                               Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust) and Founders
                                               Holdings, Inc.

                                               Senior Vice President/Manager of Investment Accounting of Delaware
                                               International Holdings, Inc.

                                               Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                               Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President
                                               for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS
                                               First Boston Investment Management, New York, NY from 1993 to 1994 and an
                                               Assistant Vice President for Equitable Capital Management Corporation, New
                                               York, NY from 1987 to 1993.
------------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Voyageur Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or trustee for the fiscal year ended October 31, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of October 31, 1999. Only the independent trustees of Voyageur Funds receive compensation from Voyageur Funds.




                                                         Pension or                                Total Compensation
                                                    Retirement Benefits                           from the Investment
                                  Aggregate               Accrued            Estimated Annual         Companies in
                              Compensation from         as Part of              Benefits                Delaware
Name(3)                        Voyageur Funds         Fund Expenses         Upon Retirement(1)       Investments(2)
--------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Walter P. Babich                     $777                   None                 $38,000                $58,608
John H. Durham                       $-0-                   None                 $32,180                $42,975
Anthony D. Knerr                     $877                   None                 $38,000                $63,085
Ann R. Leven                         $882                   None                 $38,000                $66,084
Thomas F. Madison                    $877                   None                 $38,000                $65,085
Charles E. Peck                      $868                   None                 $38,000                $63,418
Janet L. Yeomans(4)                  $576                   None                 $38,000                $37,881


--------------
(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of October 31, 1999, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a trustee/director for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on Voyageur Funds' audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) W. Thacher Longstreth served as an independent trustee of Voyageur Funds during its last fiscal year for the period November 1, 1998 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $372 from Voyageur Funds and $25,345 for all investment companies in the Delaware Investments family.
(4) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

GENERAL INFORMATION

         Voyageur Funds is an open-end, registered management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Voyageur Funds was organized as a Minnesota corporation on April 15, 1987 and reorganized as a Delaware business trust on November 23, 1999.


         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) IV Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund, in Appendix B.


         Access persons and advisory persons of the funds in the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds available from Delaware Investments. Prior to May 31, 1997, Voyageur Fund Distributors, Inc. ("VFD") served as the national distributor for the Fund. The Distributor ("DDLP"), for all periods after May 31, 1997, and, VFD, prior to May 31, 1997, received net commissions from on behalf of the Fund's Class A Shares, after reallowances to dealers, as follows:



                     U.S. Government Securities Fund A Class

                         Total Amount of        Amounts
                         Underwriting           Reallowed        Net Commission
 Fiscal Year Ended       Commission             to Dealers       to VFD/DDLP
 -----------------       ---------------        ----------       --------------
 10/31/99                 $109,602               $16,522            $93,080
 10/31/98                 $ 67,126               $55,344            $11,782
 10/31/97                 $ 34,104               $ 5,079            $29,025

         DDLP, after May 31, 1997, and VFD, for periods prior to May 31, 1997, received in the aggregate Limited CDSC payments with respect to the Fund's A Class and CDSC payments with respect to the Fund's Class B and Class C Shares as follows:

                          Class A Shares      Class B Shares      Class C Shares
Period Ended               CDSC payments       CDSC payments       CDSC payments
------------               -------------       -------------       -------------
Year Ended 10/31/99            None                $20,533             $1,215
Year Ended 10/31/98            None                  7,771                155
Year Ended 10/31/97            None                  5,058                  6

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds available from Delaware Investments. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in Delaware Investments for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of the Fund's securities and cash. As custodian for the Fund, Norwest maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization

         Voyageur Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Each Class of the Fund represents a proportionate interest in the assets of the Fund and has the same voting and other rights and preferences as the other classes of the Fund. Shareholders of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares of the Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plan of the Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Beginning June 9, 1997, the name of Voyageur U.S. Government Securities Fund changed to Delaware-Voyageur US Government Securities Fund. Effective August 16, 1999, the name of Delaware-Voyageur U.S.

Government Securities Fund changed to Delaware U.S. Government Securities Fund. On November 23, 1999, the name of Voyageur Funds, Inc. changed to Voyageur Funds.

Noncumulative Voting

         Voyageur Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Voyageur Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

          This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Voyageur Funds and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended October 31, 1999 are included in Voyageur Funds' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP are incorporated by reference from the Annual Report into this Part B. The Fund's previous auditors audited the financial highlights of the Fund for the fiscal periods ending on or before October 31, 1996.

APPENDIX A -- RATINGS

Earnings and Dividend Rankings for Common Stocks


         Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.


         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & PoreL/F earnings and dividend rankings for common stocks, which are designed to capitalize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

         A+   Highest            B+  Average            C    Lowest
         A    High               B   Below Average      D    In Reorganization
         A-   Above Average      B-  Lower

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

Commercial Paper Ratings


         Standard & Poor's. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.


         Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.
         Prime-2 Strong capacity for repayment of short-term promissory obligations.
         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

Corporate Bond Ratings


         Standard & Poor's. Its ratings for corporate bonds have the following definitions:


Investment grade:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade:

         Debt rated "BB", "B" "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Preferred Stock Rating


         Standard & Poor's. Its ratings for preferred stock have the following definitions:


         An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's ("S&P") to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

         An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B -- GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES

         General. As described in the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

         Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

         The use of futures and options, and the possible benefits and attendant risks, are discussed below.

         Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

         At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately
1 1/2 % to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

         There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

         Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

         Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         The Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

         Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.

         The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

         Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

         In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.

APPENDIX C--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY


Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of Diversified Growth, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the investment adviser believes have the potential for above average dividend increases over time.


         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements.


         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

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

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Delaware Tax-

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

Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry. Aggressive Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its investment objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.


         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.


         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in the Portfolio's prospectus(es).

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders should contact their financial adviser or call Delaware Investments at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

SUB-ADVISER
Voyageur Asset Management LLC
90 South Seventh Street, Suite 4400
Minneapolis, MN 55402

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

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DELAWARE U.S. GOVERNMENT SECURITIES FUND

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A CLASS
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B CLASS
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C CLASS
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INSTITUTIONAL CLASS
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VOYAGEUR FUNDS
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PART B

STATEMENT OF
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

February 18, 2000





                                                                 DELAWARE(SM)
                                                                 INVESTMENTS
                                                                 ---------------